UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

RADIOSHACK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

As previously reported, on February 5, 2015, RadioShack Corporation (the “Company”) and its direct and indirect domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors in possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Chapter 11 Cases are being jointly administered by the Court under In re RADIOSHACK CORPORATION, et al. (Case No. 15-10197).

On March 12, 2015, the Company issued a press release that included a statement regarding the trading volume of its common stock. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward Looking Statements

This document contains forward-looking statements, as referenced in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they include words like “anticipate” “believe,” “estimate,” “expect,” “intend,” “project,” “guidance,” “plan,” “outlook” and other words with similar meaning. The Company specifically disclaims any duty to update any of the information set forth in this document, including any forward-looking statements. These statements are based on management’s current expectations and assumptions, and as such involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated, both in connection with the Chapter 11 Cases and the Company’s business and financial prospects. The Company’s management believes its judgments about these possible future events are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include the Company’s ability to (1) complete a sale of a significant portion of its assets pursuant to section 363 of the Bankruptcy Code, (2) liquidate or sell assets not sold in a section 363 sale, (3) obtain Court approval with respect to motions in the Chapter 11 Cases, and (4) develop and consummate one or more plans of liquidation or reorganization with respect to the Chapter 11 Cases; the effects of the bankruptcy filing on the Company and the interests of various creditors, equity holders and other constituents; Court rulings in the Chapter 11 Cases and the outcome of the cases in general; and risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to develop and consummate one or more plans of liquidation or reorganization once such plans are developed. Additional information regarding these and other factors is included in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated March 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: March 12, 2015	/s/ Robert C. Donohoo
Robert C. Donohoo
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated March 12, 2015